Filed Pursuant to Rule 497(e)
Registration Statement Nos. 333-128699
333-151910
333-145064

TIAA-CREF Life Separate Account VLI-1

TIAA-CREF Life Separate Account VA-1

TIAA-CREF Life Insurance Company

PROSPECTUS SUPPLEMENT NUMBER 5

dated November 16, 2012 to the

Intelligent Life® VUL Prospectus

dated May 1, 2012, as supplemented August 2, 2012, October 10, 2012, and October 16, 2012

Intelligent Life Survivorship VUL Prospectus

dated May 1, 2012, as supplemented August 2, October 10, 2012, and October 16, 2012

Intelligent Variable Annuity® Prospectus

dated May 1, 2012, as supplemented August 2, 2012, August 24, 2012, October 10, 2012 and October 16, 2012

This supplement amends certain disclosure in the above-referenced prospectuses for the Contracts with the same names. All other provisions of your Contract remain as stated in your Contract and prospectus, as previously amended. Please keep this supplement with your prospectus for future reference.

Janus Aspen Overseas Portfolio – Institutional Shares

MFS Growth Series – Initial Class

(“Discontinued Portfolios”)

The supplement dated October 10, 2012 is hereby amended as follows: TIAA-CREF Life Insurance Company will close the Janus Aspen Overseas Portfolio and the MFS Growth Series (the “Discontinued Portfolios”) to new investments effective February 18, 2013, including transfers from other existing Contract Allocation Options. These Discontinued Portfolios are currently available as Allocation Options under the Contracts identified above.

The change delays the effective date from December 7, 2012 to February 18, 2013.

More information about all Contract portfolio options can be found in your Contract prospectus and each Portfolio’s own prospectus previously provided to you. Additional copies are available on our website (www.tiaa-cref.org) or by contacting us.

A13760 (11/12)